EXHIBIT 99.1

                                MARM 04-7 -- 4A1

UBS WL ARM TRADING      (212)713-2860
Balance   $73,000,000.00   Delay           24            WAC(4)   4.3841      WAM(4)    359
Coupon    4.0624           Dated           07/01/2004    NET(4)   4.062352    WALA(4)   1
Settle    07/30/2004       First Payment   08/25/2004

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       Price                   1                 2                 3              Pricing
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                                   Yield             Yield             Yield             Yield
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                98-17             4.4495            4.4984            4.5304            4.5530
                98-18             4.4400            4.4877            4.5188            4.5408
                98-19             4.4306            4.4769            4.5072            4.5286
                98-20             4.4211            4.4662            4.4957            4.5165
                98-21             4.4117            4.4555            4.4841            4.5043
                98-22             4.4022            4.4448            4.4725            4.4922
                98-23             4.3928            4.4340            4.4610            4.4800
                98-24             4.3834            4.4233            4.4494            4.4679
                98-25             4.3739            4.4126            4.4379            4.4558

Spread @ Center Price                 74                94               105               114
                  WAL               3.74              3.28              3.04              2.89
             Mod Durn              3.342             2.944             2.732             2.599
     Principal Window      Aug04 - Jul09     Aug04 - Jul09     Aug04 - Jul09     Aug04 - Jul09

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            LIBOR_1MO               1.35              1.35              1.35              1.35
            LIBOR_6MO            1.84125           1.84125           1.84125           1.84125
            LIBOR_1YR               2.25              2.25              2.25              2.25
              CMT_1YR              1.381             1.381             1.381             1.381
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               Prepay             10 CPB            15 CPB            18 CPB            20 CPB
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  Optional Redemption   Call (Y,N,N,N,Y)  Call (Y,N,N,N,Y)  Call (Y,N,N,N,Y)  Call (Y,N,N,N,Y)
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       Price                   5                6                 7                  8
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                                   Yield             Yield             Yield             Yield
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                98-17             4.6147            4.6849            4.8533            5.0685
                98-18             4.6009            4.6693            4.8333            5.0427
                98-19             4.5872            4.6537            4.8132            5.0170
                98-20             4.5734            4.6381            4.7932            4.9913
                98-21             4.5596            4.6224            4.7731            4.9656
                98-22             4.5459            4.6068            4.7531            4.9399
                98-23             4.5321            4.5913            4.7331            4.9142
                98-24             4.5184            4.5757            4.7131            4.8886
                98-25             4.5046            4.5601            4.6931            4.8629

Spread @ Center Price                136               158               203               249
                  WAL               2.54              2.23              1.72              1.33
             Mod Durn              2.294             2.023             1.576             1.229
     Principal Window      Aug04 - Jul09     Aug04 - Jul09     Aug04 - Jul09     Aug04 - Jul09

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            LIBOR_1MO               1.35              1.35              1.35              1.35
            LIBOR_6MO            1.84125           1.84125           1.84125           1.84125
            LIBOR_1YR               2.25              2.25              2.25              2.25
              CMT_1YR              1.381             1.381             1.381             1.381
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               Prepay             25 CPB            30 CPB            40 CPB            50 CPB
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  Optional Redemption   Call (Y,N,N,N,Y)  Call (Y,N,N,N,Y)  Call (Y,N,N,N,Y)  Call (Y,N,N,N,Y)
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          Yield Curve    Mat   1MO  3MO      6MO   1YR     2YR    3YR      5YR    10YR   30YR
                         Yld  1.38  1.6  1.84125  2.25  2.9345  3.422  4.09112  4.9315  5.561

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